This Lease Agreement, made the      day of         1994,

     Between

Landlord

          CHARLES BIRDSALL

residing or located at R.D. 1, Box 153B, New Ringgold, PA 17960 in the
                      of                       in the County of          and
State of             , herein designated as the LandLord,

     And

Tenant

          ABLE OIL, INC.

about to reside at                                       or located at 344 Route
46 in the Township of Rockaway, in the County of Morris and State of New Jersey, herein designated as the Tenant;

Premises

      Witnesseth that, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described premises:

Lot 19, Block 84, the Tax Map of the Township of Rockaway commonly known as 344 Route 46, Rockaway, New Jersey consisting of two buildings, a portion of which is to be used by the Tenant, the long bay parking garage in the first building, and the parking area around the premises, the lower portion of the rear building, and storage of fuel in the fuel tanks.

Term

for a term of                         commencing on             19  , and ending
on           19   to be used and occupied only and for no other purpose than

Use

storage and delivery of fuel oils, storage of vehicles and office space.

      Upon the following Conditions and Covenants:

      1st: The Tenant covenants and agrees to pay to the Landlord, as rent for
and during the term hereof, the sum of                                     in
the following manner:

Payment of Rent

ONE THOUSAND TWO HUNDRED DOLLARS AND 00/100 ($1,200.00) per month plus 1(cent) per gallon for the use of the tank facilities and rack.* Landlord and tenant further agree that for any sub-parking on the premises the parties shall split the rental fee 50/50. *l(cent) per gallon through put, as per monthly rack meter reading.

Repairs and Care

      2nd: The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the promises and shall at the Tenant's own cost and expense, make all repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice. See Rider attached.

Compliance with Laws etc.

      3rd: The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus, and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

Assignment

      4th: The Tenant shall not assign, mortgage or hypothecate this lease, nor sublet or sublease the premises or any part thereof; nor occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other that as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty. The landlord shall not unreasonably withhold his consent to any subletting of said premises.

Alterations Improvements

      5th: No alterations, additions, or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennaes, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.

Fire and other Casualty

      6th: In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. In no event, however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement.

Inspection and Repair

      7th: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

Right to Exhibit

      8th: The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same, and Tenant agrees that on and after 3 months next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

Glass, etc. Damage Repairs

[ILLEGIBLE] of or any damage to the glass in the leased premises, or the destruction or damage of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's [ILLEGIBLE] employees, guests licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage [ILLEGIBLE] replace or restore any destroyed parts of the premises, as [ILLEGIBLE] as possible, at the Tenant's own cost and expense.

Signs

      10th: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alternations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

Non-Liability of Landlord

      11th: The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waster or soil pipes, roof, drains, leaders, gutters, valleys, downsprouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, airconditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of the Landlord or the Landlord's or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the landlord, of any services to be furnished or supplied by the Landlord.

Mortgage Priority

Security

      13th: The Tenant has this day deposited with the Landlord the sum of _______ as security for the payment of the rent hereunder and the full and faithful performance by the Tenant of the convenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such convenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to said premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or little to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.

Increase of Insurance Rates

      14th: If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlord's intention so to do, and upon the giving of such notice, this lease and the term thereof shall terminate. If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.

Utilities

      15th: The Tenant shall pay when due all rents or charges for water or other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers thereof during the term hereof, and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 30 days of demand therefor, whichever occurs sooner.

Condemnation Eminent Domain

      16th: If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option sale or conveyance in lieu of formal condemnation proceedings; and all rights of the tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

Remedies upon Tenant's Default

      17th: If there should occur any default on the part of the Tenant in the performance of any conditions and convenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

Termination of Default

      18th: Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goals, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

Removal of Tenant's Property

      19th: Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

Reimbursement of Landlord

      20th: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and convenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

Non-Performance by Landlord

      21st: This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused, because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

Validity of Lease

      22nd: The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause of provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain, in full force and effect.

Non-Waiver by Landlord

      [ILLEGIBLE] remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and convenants of this lease or to exercise any electic option or to resort or have recourse to any remedy herein contained or the acceptance by the Landlord of any installment [ILLEGIBLE] after any breach by the Tenant, in any one or more [ILLEGIBLE] shall not be construed or deemed to be a waiver or a [ILLEGIBLE] for the future by the Landlord of any such [ILLEGIBLE] and covenants, options, elections or remedies, but the same shall continue in full force and effect.

Notices

      24th: All notices, required under the terms of this lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

Title and Quiet Enjoyment

      25th: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises for the term aforementioned.

Entire Contract

      26th: This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extension hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

Conformation with Laws and Regulations

      The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statues or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

      In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, convenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

      In Witness Whereof, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.

Signed, Sealed and Delivered
     in the presence of
       or Attested by               ----------------------------
                                    CHARLES BIRDSALL    Landlord
----------------------------

                                    -----------------------------
                                    ABLE OIL, INC.         Tenant
                                    TIMOTHY HARRINGTON, President

                                RIDER TO CONTRACT
                   BETWEEN CHARLES BIRDSALL AND ABLE OIL, INC.

1. In reference to repairs to the premises, the Landlord and Tenant agree that the Tenant shall paint the 600,000 gallon tanks and the cost of such painting and repair will be split 50/50 with the Landlord.

2. Landlord agrees to be responsible for maintaining the tanks and the tank equipment. The remaining portion of the existing property shall be maintained by the Tenant. All repairs necessary for the tanks and the tank equipment shall be the responsibility and paid for by the Landlord.

3. It is understood that the Tenant shall allow a certain amount of parking for the existing tenants at the rear building specifically for the employees of said Tenant. The Tenant herein shall be responsible for maintaining and paying for all electrical, heat, and water, and other utilities used on the premises. Tenant shall make arrangements with any other tenants for a pro rata share of the expense of the utilities. Tenant agrees to maintain the property and remove the snow when necessary.

4. A clarification of the actual space to be used by the Tenant shall be the lover portion of the rear building, the long bay garage in the front building, all the property except the parking at the front building required by the tenants of the front building and all other available parking except for the existing tenant at the rear building for their secretaries and other help for said Tenant.

5. When Tenant takes possession of the premises, Tenant shall be deemed to have accepted the premises as being satisfactory and in good condition as of the date of such possession, except for the latent defects, minor details of construction, decoration, and the mechanical adjustment, and any items set forth on an environmental report to be supplied to the Tenant. Tenant is accepting the premises subject to the existence of said environmental report and it is agreed between the parties that the Tenant shall not be responsible for any of the prior contamination or hazardous substances that are existing presently at the premises. The parties acknowledge that the property has been used as a fuel oil storage area for a number of years and the responsibility for any spillage or other problems associated with the use of this property prior to the occupancy of the Tenant are acknowledged by the Landlord and it is agreed that the Tenant in no way is responsible for the existence of said pollutants, spills, or other environmental contamination.

6. Tenant shall take good care of the premises throughout the term and maintain and preserve same in the condition delivered to Tenant on the commencement date, except for normal wear and tear. The Tenant shall not injure, deface, or commit waste of the premises. Landlord shall be responsible for all structural repairs and shall maintain, repair, and replace all plumbing, heating, air conditioning, electrical and mechanical fixtures when required, and maintain and make repairs to the parking area, and the exterior of the buildings. If any structural repair or other repair or placement is required as a result of negligence, carelessness, omission, improper conduct or alteration by the Tenant or Tenant's visitors, Landlord shall make such repairs, but Tenant shall reimburse Landlord, upon demand for the cost thereof. As previously mentioned, the Landlord shall be responsible for the fuel oil tanks and equipment related thereto located on the premises.

7. Supplementing the provisions previously set forth concerning the "hazardous substance", or "hazardous waste", or "hazardous chemical", as such terms are defined in the Environmental Clean-Up Responsibility Act of the State of New Jersey (ECRA), the Spill Compensation and Control Act of the State of New Jersey (The Spill Act), or the Comprehensive Environmental Responsibility Compensation Liability Act of the United States, (The Compensation Act), it is understood that all previously hazardous substances brought, kept or stored within the premises or any portion thereof, and the operation of business upon the premises or any portion thereof which has involved the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of hazardous substance, hazardous waste or hazardous chemicals, above or below ground, or which would or could result in the Landlord or the premises or any portion thereof being subject to the provisions of ECRA, The Spill Act, and/or The Compensation Act which will all be the responsibility of the Landlord. It is acknowledged between the parties, however, that the Tenant's business shall be the storage and transportation delivery of fuel oil. Landlord hereby agrees to immediately provide to Tenant a copy of any correspondence, report, notice, order, findings, declaration or other document relating to the Landlord's present obligations under said Acts. The obligation of the Landlord under this Section shall survive any termination of this Lease and the Tenant shall not be responsible for the presently existing situation.

8. Landlord covenants and agrees that, upon the performance by Tenant of all of the covenants, agreements, and provisions hereof on Tenant's part to be kept and performed, Tenant shall have, hold, and enjoy the premises subject to the terms of this Lease, including, but not limited to, the provisions previously provided, however, at no diminution or abatement of the rent, additional rent or other payment to Landlord shall be claimed by or allowed to Tenant for inconvenience or discomfort arising from the making of any repairs or improvements to the premises or the property, nor for any space taken to comply with any law, ordinance, or order of any governmental authority, except as provided for herein. The Tenant's rights hereunder are and shall be subject to the existing state of title to the property and future easements affecting the property, including, by way of illustration and not limitation, easements for storm and sanitary sewers, drainages, ditches, and public utilities, and to all existing and future real estate taxes, provided that the same will not render the premises unfit for the Tenant's use as a general commercial office, storage of fuel oils, and parking and delivery, and transportation of fuel oils.

9. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby and all other terms and provisions of this Lease shall be valid and enforced to the fullest extent permitted by law.

10. Subject to any orders, laws, rules and/or shall regulations promulgated by any governmental authority, Tenant shall be entitled to have access to the premises 24 hours per day, seven days a week.